SUPPLEMENT DATED MARCH 6, 2019
to

PROSPECTUS DATED JUNE 26, 2018
FOR EXECUTIVE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT D

1.	Effective March 15, 2019, the following change will be made to the Prospectus listed above.

The Home Office address is changing to:

Tower 49
12 East 49th St – 37th Floor
New York, NY  10017

2.	The following text is added to the front page of the Prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from us.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper form free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (888) 594-2654. Your election to receive reports in paper form will apply to all Funds available under your Policy.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.